SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                       ----------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------

                             AGRI BIO-SCIENCES, INC.
 -------------------------------------------------------------------
                                 (Exact name of
                        Registrant specified in charter)

         Delaware                        76-0481583
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(State of                          (I.R.S. Employer
Incorporation)                           I.D.#)

                            5211 Court of York Drive
                              Houston, Texas 77069
                    (Address of Principal Executive Offices)
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Securities  registered pursuant to Section 12(b) of the Act:

                                      NONE
                                (Title of Class)

Securities  registered pursuant to Section 12(g) of the Act:

Title of each class                             Name of Each
to be so registered                           Exchange on which
                                              Each Class is to be
                                                   Registered

Common Stock, par value $.001                      None
per share

Item 1.   Description of Registrant's Securities to be Registered:

         The   description  of  the  securities  to  be  registered   hereby  is
incorporated by reference to the description contained in the Registrant's Registration Statement No. 333-51977 on Form SB-2, as filed with the Securities and Exchange Commission (the "Commission") on May 6, 1998.

Item 2.   Exhibits.

         1. Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement No. 333-51977 on Form SB-2, as amended).

         2. By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement No. 333-51977 on Form SB-2, as amended).

         3. Form of common stock certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement No. 333-51977 on Form SB-2, as amended).

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             AGRI BIO-SCIENCES, INC.


March 12, 1999                     By: /s/ Lester H. Stephens
                                      -----------------------
          Lester H. Stephens, President